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                            SECTION 906 CERTIFICATION

     We, James E. Ross, President and Principal Executive Officer, and Gary L. French, Treasurer and Principal Financial Officer, of the SPDR(R) Series Trust (the "registrant"), certify that:

     1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


By: /s/ James E. Ross
    ---------------------------------
    James E. Ross
    President and Principal Executive
    Officer

Date: February 25, 2008


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    Treasurer and Principal Financial
    Officer

Date: February 25, 2008